Income Taxes	12 Months Ended
Jul. 31, 2026
Income Taxes [Abstract]
Income Taxes
11.	Income taxes

The following table reconciles the amount of income tax recoverable on application of the statutory Canadian federal and provincial income tax rates:

	2026	2025
	$	$
Canadian statutory income tax rate	27%	27%

Income tax recovery at statutory rate	(791,729)	(1,273,619)
Effect of income taxes of:
Permanent differences	1,077	340,582
Change in valuation allowance	790,652	933,037,
Deferred tax recovery	-	-

The temporary differences that give rise to significant portions of the deferred tax assets not recognized are presented below:

	2026	2025
	$	$
Non-capital tax loss carry-forwards	3,588,620	2,804,311
Mineral properties	155,310	155,996
Share issuance costs	8,182	1,153
Total deferred tax assets	3,752,112	2,961,460
Valuation allowance	(3,752,112)	(2,961,460)
Net deferred tax assets	-	-

The Company recognizes deferred tax assets and liabilities based on the differences of amounts in financial reporting and tax basis reporting using the enacted rates expected to be effect when the taxes are paid or recovered. A valuation allowance is provided against net future tax assets because management considers the realization of such assets to not be more likely than not under the standard. The Company has non-capital tax losses carried forward of approximately $13,291,185 available to reduce income taxes in future years which expire starting in 2038.

Tax attributes are subject to review and potential adjustment by tax authorities.